EXHIBIT 99.2


                 AMERITRADE HOLDING CORPORATION and SUBSIDIARIES
           Unaudited Pro Forma Combined Condensed Financial Statements

         On April 2, 2001, Ameritrade Holding Corporation, a Delaware corporation (the "Company") completed the acquisition of TradeCast Inc., a Delaware corporation ("TradeCast"). The acquisition was effected pursuant to a merger whereby TC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the "Merger Sub"), was merged with and into TradeCast and pursuant to an acquisition of all of the partnership and limited liability interests in two subsidiaries of TradeCast held by ForTradeCast L Partners, L.P., a Texas limited partnership ("ForTradeCast L"), and ForTradeCast S Partners, L.P., a Texas limited partnership ("ForTradeCast S"). The acquisition was pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 13, 2001, as amended March 30, 2001, among the Company, TradeCast, the Merger Sub and the Stockholders of TradeCast; and an Interest Purchase Agreement (the "Interest Purchase Agreement"), dated as of February 13, 2001, as amended March 30, 2001, among the Company, ForTradeCast L and ForTradeCast S. As a result of the acquisition, TradeCast has become a wholly-owned subsidiary of the Company, and the Company has acquired all of the ownership interest in TradeCast Investments Ltd., a Texas limited partnership ("TradeCast Ltd."). TradeCast Ltd., through its subsidiaries, is a leading provider of direct access trade execution and software designed for the active trader.

         Pursuant to the terms of the Merger Agreement and Interest Purchase Agreement, the Company issued 7,500,000 shares of its Class A Common Stock to the Stockholders of TradeCast and to ForTradeCast L and ForTradeCast S, including 375,000 shares which are being held in escrow pursuant to the indemnification provisions of the Merger Agreement. In addition, the Company granted 168,365 options to purchase the Company's Class A Common Stock to employees of TradeCast Ltd. and its subsidiaries pursuant to the terms of the Merger Agreement. The Company also issued an additional 712,500 shares of its Class A Common Stock in connection with the acquisition which are being held in escrow and may be released based on future performance, and may issue an additional 37,500 shares of its Class A Common Stock to an employee of TradeCast Ltd. based on future performance and employment.

         The accompanying unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations which may be reported in future periods nor the financial position or results of operations which actually would have been realized had the Company and TradeCast Ltd. been a combined company during the specified periods, nor had the acquisition been consummated on the date indicated. Actual statements of operations of the companies will be combined commencing from April 2, 2001, the effective date of the acquisition. The unaudited pro forma combined condensed financial statements and related notes are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements and related notes of TradeCast Ltd. included elsewhere in this filing, and the historical financial statements and related notes of the Company contained in the Company's Annual Report on Form 10-K for the year ended September 29, 2000.

         The accompanying unaudited pro forma combined condensed financial statements give effect to the acquisition by the Company of TradeCast Ltd. using the purchase method of accounting. The unaudited pro forma combined condensed financial statements are based upon the respective historical audited and unaudited consolidated financial statements and related notes of the Company and TradeCast Ltd. The pro forma adjustments are preliminary and are based on management's estimates of the value of the tangible and intangible assets acquired. The actual adjustments may differ from those presented in these pro forma financial statements. The purchase price allocation will be completed after asset and liability valuations are final. The preliminary allocations are based on assumptions that the Company's management believes are reasonable. Actual adjustments may result in a different allocation of the purchase price, which would affect the value assigned to the tangible and intangible assets or could result in a change to the statement of operations. The effect of these changes on the statement of operations will depend on the nature and amount of adjustments to the assets and liabilities. See the notes to the unaudited pro forma combined condensed financial statements.

         The unaudited pro forma combined condensed balance sheet assumes that the acquisition took place on December 31, 2000, and combines the Company's unaudited December 31, 2000 condensed balance sheet with TradeCast Ltd.'s audited December 31, 2000 balance sheet. The unaudited pro forma combined condensed statements of operations for the year ended September 29, 2000 and the three months ended December 31, 2000 assume the acquisition took place as of September 25, 1999. The unaudited pro forma combined condensed statements of operations for the year ended September 29, 2000 combines the Company's audited statement of operations for the year ended September 29, 2000 with TradeCast Ltd.'s audited statement of operations for the year ended December 31, 2000. The unaudited pro forma combined condensed statement of operations for the three months ended December 31, 2000 combines the Company's unaudited statement of operations for the three months ended December 31, 2000 with TradeCast Ltd.'s unaudited statement of operations for the three months ended December 31, 2000. Certain reclassifications have been made to the Company's and TradeCast Ltd.'s historical financial statements to conform to the Company's current financial statement classifications.

                 AMERITRADE HOLDING CORPORATION AND SUBSIDIARIES
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                DECEMBER 31, 2000
                                 (In thousands)



                                                                       HISTORICAL            PRO FORMA ADJUSTMENTS     PRO FORMA
                                                               --------------------------   ------------------------    COMBINED
                                                                AMERITRADE     TRADECAST      AMOUNT      REFERENCE    AMERITRADE
                                                               ------------   -----------   ----------   -----------  ------------
ASSETS

Cash and cash equivalents                                      $    63,907      $   5,679       $    --                $    69,586
Cash and investments segregated in compliance
  with federal regulations                                       1,072,487           --              --                  1,072,487
Receivable from brokers, dealers, and clearing organizations       179,238           --              --                    179,238
Receivable from clients and correspondents, net                  1,863,028          1,710            --                  1,864,738
Property and equipment, net                                         97,153          5,887           9,750        (a)       112,790
Goodwill, net                                                       39,109           --            44,007        (a)        83,116
Investments                                                        118,635           --              --                    118,635
Other assets                                                        80,687            860            --                     81,547
                                                               -----------      ---------       ---------              -----------
     Total assets                                              $ 3,514,244      $  14,136       $  53,757              $ 3,582,137
                                                               ===========      =========       =========              ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Payable to brokers, dealers and clearing organizations       $   409,964      $    --         $    --                $   409,964
  Payable to clients and correspondents                          2,586,030           --              --                  2,586,030
  Accounts payable and accrued liabilities                         134,358          1,321            --                    135,679
  Notes payable                                                     17,000           --              --                     17,000
  Convertible subordinated notes                                   200,000           --              --                    200,000
  Deferred income taxes                                             27,959           --             1,901                   29,860
                                                               -----------      ---------       ---------              -----------
     Total liabilities                                         $ 3,375,311      $   1,321       $   1,901              $ 3,378,533
                                                               -----------      ---------       ---------              -----------

Stockholders' equity:

  Common stock                                                       1,769           --                71        (a)         1,840
  Additional paid-in capital                                        52,042           --            51,785        (a)       116,642
                                                                                                   12,815        (b)
  Retained earnings                                                 18,638           --              --                     18,638
  Treasury stock                                                      (311)          --              --                       (311)
  Accumulated other comprehensive income                            66,795           --              --                     66,795
  Partners' capital                                                   --           12,815         (12,815)       (b)            --
                                                               -----------    -----------       ---------              -----------
     Total stockholders' equity                                    138,933         12,815          51,856                  203,604
                                                               -----------    -----------       ---------              -----------
     Total liabilities and stockholders' equity                $ 3,514,244    $    14,136       $  53,757              $ 3,582,137
                                                               ===========    ===========       =========              ===========


SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                AMERITRADE HOLDING CORPORATION AND SUBSIDIARIES
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 29, 2000
                    (In thousands, except per share amounts)



                                                           HISTORICAL            PRO FORMA ADJUSTMENTS     PRO FORMA
                                                   --------------------------   ------------------------    COMBINED
                                                    AMERITRADE     TRADECAST      AMOUNT      REFERENCE    AMERITRADE
                                                   ------------   -----------   ----------   -----------  ------------
Revenues:
   Commissions and clearing fees                     $ 389,742    $   4,819      $      --                 $ 394,561
   Interest revenue                                    242,816          461             --                   243,277
   Order entry revenue                                      --       11,131             --                    11,131
   Other                                                21,893         --               --                    21,893
                                                     ---------    ---------      ---------                 ---------
     Total revenues                                    654,451       16,411             --                   670,862
   Customer interest expense                            74,019         --               --                    74,019
                                                     ---------    ---------      ---------                 ---------
     Net revenues                                      580,432       16,411             --                   596,843
                                                     ---------    ---------      ---------                 ---------

Expenses excluding customer interest:
   Employee compensation and benefits                  133,639        6,405             --                   140,044
   Communications                                       35,350        3,388             --                    38,738
   Occupancy and equipment costs                        61,372        2,098          1,950         (e)        65,420
   Professional services                                50,497        2,171             --                    52,668
   Interest on borrowings                               16,412           64             --                    16,476
   Other                                                38,629        2,088          4,401         (c)        45,118
                                                     ---------    ---------      ---------                 ---------
     Total operating expenses                          335,899       16,214          6,351                   358,464
                                                     ---------    ---------      ---------                 ---------

     Operating margin                                  244,533          197         (6,351)                  238,379

   Advertising                                         188,512        7,765             --                   196,277
   OnMoney development                                  76,285         --               --                    76,285
                                                     ---------    ---------      ---------                 ---------

Loss before income taxes                               (20,264)      (7,568)        (6,351)                  (34,183)

Provision (benefit) for income taxes                    (6,638)          12         (2,964)        (f)       (10,633)
                                                                                    (1,043)        (g)
                                                     ---------    ---------      ---------                 ---------
Net loss                                             $ (13,626)   $  (7,580)     $  (2,344)                $ (23,550)
                                                     =========    =========      =========                 =========

Basic loss per share                                 $   (0.08)                                            $   (0.13)
Diluted loss per share                               $   (0.08)                                            $   (0.13)

Weighted average shares outstanding  - basic           175,025                       7,125         (d)       182,150
Weighted average shares outstanding  - diluted         175,025                       7,125         (d)       182,150


SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                 AMERITRADE HOLDING CORPORATION AND SUBSIDIARIES
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 2000
                    (In thousands, except per share amounts)


                                                             HISTORICAL            PRO FORMA ADJUSTMENTS     PRO FORMA
                                                     --------------------------   ------------------------    COMBINED
                                                      AMERITRADE     TRADECAST      AMOUNT      REFERENCE    AMERITRADE
                                                     ------------   -----------   ----------   -----------  ------------
Revenues:
   Commissions and clearing fees                      $  82,081     $   1,435       $    --                   $  83,516
   Interest revenue                                      61,369            91            --                      61,460
   Order entry revenue                                     --           3,123            --                       3,123
   Other                                                  4,995          --              --                       4,995
                                                      ---------     ---------     ---------                   ---------
      Total revenues                                    148,445         4,649            --                     153,094
   Customer interest expense                             17,524          --              --                      17,524
                                                      ---------     ---------     ---------                   ---------
      Net revenues                                      130,921         4,649            --                     135,570
                                                      ---------     ---------     ---------                   ---------

Expenses excluding customer interest:
   Employee compensation and benefits                    36,092         1,733            --                      37,825
   Communications                                         8,432           875            --                       9,307
   Occupancy and equipment costs                         21,662           585           488         (e)          22,735
   Professional services                                 12,948           394            --                      13,342
   Interest on borrowings                                 4,682            64            --                       4,746
   Other                                                 10,207           544         1,100         (c)          11,851
                                                      ---------     ---------     ---------                   ---------
      Total operating expenses                           94,023         4,195         1,588                      99,806
                                                      ---------     ---------     ---------                   ---------
      Operating margin                                   36,898           454        (1,588)                     35,764

   Advertising                                           57,477           177            --                      57,654
   OnMoney development                                   16,583          --              --                      16,583
                                                      ---------     ---------     ---------                   ---------

Income (loss) before income taxes                       (37,162)          277        (1,588)                    (38,473)

Provision (benefit) for income taxes                    (14,130)         --             108         (f)         (14,283)
                                                                                       (261)        (g)
                                                      ---------     ---------     ---------                   ---------
Net income (loss)                                     $ (23,032)    $     277     $  (1,435)                  $ (24,190)
                                                      ==========    =========     ==========                  ==========

Basic loss per share                                  $   (0.13)                                              $   (0.13)
Diluted loss per share                                $   (0.13)                                              $   (0.13)

Weighted average shares outstanding  - basic            176,558                       7,125         (d)         183,683
Weighted average shares outstanding  - diluted          176,558                       7,125         (d)         183,683




SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

AMERITRADE HOLDING CORPORATION AND SUBSIDIARIES
Notes to Unaudited Pro Forma Combined Condensed Financial Statements

1.       Pro Forma Adjustments

Certain pro forma adjustments have been made to the accompanying unaudited pro forma combined condensed financial statements, based on the acquisition of all of the ownership interests of TradeCast Ltd. for approximately $60 million, which represents 7,125,000 shares of the Company's Class A common stock issued and released as of April 2, 2001 in exchange for all of the ownership interests in TradeCast Ltd.

The unaudited pro forma combined condensed balance sheet as of December 31, 2000 gives effect to the acquisition as if it had occurred on December 31, 2000. The unaudited pro forma combined condensed statements of operations for the year ended September 29, 2000 and the three months ended December 31, 2000 give effect to the acquisition as if it had occurred on September 25, 1999.

The following adjustments have been reflected in the unaudited pro forma combined condensed financial statements:

         (a) Reflects the issuance and release of 7,125,000 shares of the Company's Class A Common Stock to the owners of TradeCast Ltd. and the recording of the entries required under the purchase method of accounting. The total purchase price has been allocated to the tangible and intangible assets and liabilities of TradeCast Ltd. based on their estimated fair values. The amounts and components of the purchase price, along with the preliminary allocation of the purchase price, are presented below. Amounts are in thousands.


                                    Purchase Price
                                    --------------

               Class A common stock issued                                         $  63,763
               Cash acquired, net of acquisition costs                                (5,283)
               Fair value of stock options granted to TradeCast Ltd. employees           512
               Liabilities assumed                                                     1,321
                                                                                   ---------
                                                                                   $  60,313
                                                                                   =========

                          Preliminary Purchase Price Allocation
                          -------------------------------------

               Accounts receivable, net                                           $    1,710
               Property & equipment, net                                              15,637
               Other assets                                                              860
               Goodwill                                                               44,007
               Deferred income taxes                                                  (1,901)
                                                                                   ---------
                                                                                   $  60,313
                                                                                   =========


         (b) Reflects the reclassification of TradeCast Ltd.'s undistributed partnership capital to additional paid-in capital.

         (c) Reflects the amortization of goodwill from the allocation of the purchase price. The pro forma adjustment assumes goodwill will be amortized on a straight-line basis over an estimated life of 10 years.

         (d) Reflects the impact of shares of the Company's Class A Common Stock issued as consideration in the acquisition as if outstanding from the beginning of the period.

         (e) Reflects additional amortization resulting from the portion of the purchase price allocated to software. The pro forma adjustment assumes the software is amortized on a straight-line basis over an estimated life of five years.

         (f) Reflects income tax expense or benefits derived from TradeCast Ltd.'s income or losses computed at 39% (the Company's marginal tax rate.)

         (g) Reflects income tax benefits derived from the deductible portion of goodwill and intangible asset amortization, computed at 39% (the Company's marginal tax rate.) The purchase of ownership interests from ForTradeCast L and ForTradeCast S will be treated as a taxable asset acquisition of a pro-rata portion of TradeCast Ltd.'s assets. Therefore, approximately $12 million of tax goodwill is tax deductible.